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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and directors of TEAM America Corporation (the "Company"), hereby appoints Richard C. Schilg, Michael R. Goodrich, and Robert J. Tannous as his attorneys or any of them, with power to act without the others, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, an additional 450,000 shares of Common Stock, without par value, to be sold and distributed by the Corporation pursuant to the Corporation's 1996 Incentive Stock Plan, as amended (the "Plan"), and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents effective the 27th day of May 1998.


/s/Richard C. Schilg                Chairman of the Board and Chief Executive
------------------------------      Officer (Principal Executive Officer)
Richard C. Schilg


/s/Kevin T. Costello               President, Chief Operating Officer and
------------------------------     Director
Kevin T. Costello


/s/Michael R. Goodrich             Chief Financial Officer
------------------------------     (Principal Financial and Accounting Officer)
Michael R. Goodrich


/s/S. Cash Nickerson               Chief Marketing Officer and Director
------------------------------
S. Cash Nickerson


/s/Byron G. McCurdy                Executive Vice President of Government
------------------------------     Affairs and Director
Byron G. McCurdy


/s/William W. Johnston             Director
------------------------------
William W. Johnston


/s/Charles E. Dugan II             Director
------------------------------
Charles E. Dugan II


/s/M.R. Swartz                     Director
------------------------------
M.R. Swartz


/s/Crystal Faulkner                Director
------------------------------
Crystal Faulkner